UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

    On June 12, 2007, Cleco Corporation (“Cleco”) announced that the Federal Energy Regulatory Commission (the “FERC”) approved a Stipulation and Consent Agreement (the “Agreement”) between the FERC’s Office of Enforcement (“Enforcement”) and Cleco and certain of its subsidiaries that resolves issues related to Enforcement’s nonpublic investigation into Cleco’s compliance with provisions of a July 2003 FERC-approved Stipulation and Consent Agreement (the “2003 Agreement”).  The 2003 Agreement settled the FERC investigation following Cleco’s disclosure in November 2002 of certain energy marketing and trading practices.

    The terms of the Agreement, include, but are not limited to:  (i) payment of a civil penalty of $2.0 million, which payment may not be passed through, directly or indirectly, to any present or future customers or ratepayers, and (ii) adherence to a new one-year compliance plan.  The financial impact of the civil penatly has been fully accrued by Cleco as of the end of the first quarter of 2007.  A copy of the Agreement is attached to this Current Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

99.1 FERC Order, issued June 12, 2007, approving the Agreement.

            99.2    Stipulation and Consent Agreement by and among the Staff of the Office of Enforcement of the FERC and Cleco, Cleco Power LLC, Cleco
                   Midstream Resources LLC, Cleco Evangeline LLC, Acadia Power Partners, LLC and Cleco Support Group LLC.

99.3 Press Release issued June 12, 2007 by Cleco relating to the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: June 14, 2007	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: June 14, 2007	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	FERC Order, issued June 12, 2007, approving the Agreement.

99.2
Stipulation and Consent Agreement by and among the Staff of the Office of Enforcement of the FERC and Cleco, Cleco Power LLC, Cleco Midstream Resources LLC, Cleco Evangeline LLC, Acadia Power Partners, LLC and Cleco Support Group LLC.

99.3	Press Release issued June 12, 2007 by Cleco relating to the Agreement.